EXHIBIT "E"

BERRY PROSPECT #22-A

SUBSCRIPTION

AGREEMENT

All subscriptions are subject to acceptance.

BERRY PROSPECT #22-A

SUBSCRIPTION AGREEMENT

BERRY RESOURCES, INC.
1106 LOVER'S LANE, SUITE A-18
BOWLING GREEN, KENTUCKY 42103

(1) SUBSCRIPTION FOR UNIT(S):

I/We, the undersigned ("Investor"), do hereby confirm to BERRY RESOURCES, INC.. GENERAL PARTNER of my purchase of 6.5 Unit(s) of the BERRY PROSPECT #22-A, Offering at FIFTEEN THOUSAND ($15,000) (United States Dollars) per unit for a total of ninetyseventhousand five hundred ($97.500.00) United States Dollars, per unit of a 100% working interest equal to approximately 3.33% working interest per unit or approximately 2.33% net revenue per unit in each of the 2 wells to be drilled in North Central, Pickett County, Tennessee. By my signature below, I hereby authorize and direct the Managing Partner to sign the Partnership Agreement on my behalf pursuant to his powers as my attorney-in-fact. I shall not make any sale, transfer or other disposition of the Units in violation of the Securities Laws of any state or jurisdiction or the Rules and Regulations promulgated there under (the "State Act"), or in violation of the Securities Act of 1933, as amended, or the General Rules and Regulations promulgated (the "1933 Act") or any state securities act where I reside. This subscription shall expire on the 31st day of AUGUST, 2008, the Termination Date unless accepted by General Partner prior to that time or at such extended time as we may agree. I understand and agree I shall not be entitled to certificates until the Units are fully paid.

(2) REPRESENTATIONS AND UNDERSTANDINGS:

(a) I have received a copy of the Private Placement Memorandum including all of its exhibits dated September 1, 2010 and I have reviewed it carefully, and have relied solely upon it and investigations made by my representative or myself, in making my decision to invest.

(b) I represent and warrant to the Partnership that the purchaser is a resident of Nevada / USA (State/Country) and that I am purchasing this/these Unit(s) for my own account, without any view to public redistribution. I further represent and warrant that I am a person who is able to bear the economic risk of the investment I am making in the Partnership Unit(s) of the Partnership.

(c) I fully understand that the Unit(s) I am acquiring in the Partnership have not been registered under The Securities Act of 1933, as amended (the "ACT"), nor under any state securities laws, because they are sold and issued in reliance upon exemptions which are available only if I, and all other selected investors participating in the placement of the Unit(s), acquire their respective Unit(s) in the Partnership for investment purposes only and without a view to public redistribution. I acknowledge that I am familiar with the phrase Aacquired for investment and not with a view to redistribution, and the special meanings given to such terms and various releases and interpretations of regulatory agencies governing the offer and sale of securities.

(d) I further represent and acknowledge my understanding that the Units(s) which I am acquiring must be held by me until the Unit(s) are registered under the Act, or a prior opinion of counsel, satisfactory to counsel for the Partnership, is submitted which states that an exemption from such registration requirements is available. I understand and confirm hereby that neither the Partnership nor any other person assumes any responsibility or obligation to register the Unit(s) purchased by me, if such is necessary, to permit a subsequent resale or transfer thereof. I also understand and agree stop transfer instructions will be given to General Partner transfer agent (or noted on the appropriate records of General Partner) and there will be placed on the certificates for the Units, the certificate for shares underlying the Units, or any substitutions therefore, a legend stating in substance:

"The securities evidenced by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933 ("the 1933 Act") in reliance on exemptions contained in the Act. These Units may not be sold or transferred except in transactions (a) registered under the 1933 Act or exempt from registration, and (b) registered under or otherwise in compliance with the laws of the State in which the sale or transfer is to occur. The sale, transfer or other disposition of these Units is restricted pursuant to the provisions of a letter agreement from the registered holder to General Partner a copy of which may be examined at the office of General Partner."

(e) I represent that there are no legal restrictions applicable to me which would preclude my purchase of the subject Unit(s) for investment, as set forth herein, and I acknowledge that I purchased the Unit(s) for my own account, not as a trustee or nominee for any other person or persons, and that the funds invested are my own.

(f) In connection with the decision to invest through the purchase of Partnership Unit(s), as confirmed hereby, I acknowledge and confirm that I have carefully reviewed, investigated and evaluated such matters and considerations as I considered material with respect to the Partnership and the nature of my investment in its Unit(s). I acknowledge that the representatives of the Partnership have made available to me the unrestricted opportunity to obtain any additional information necessary to verify the accuracy of the information furnished to me obtained by me in connection with my investment in the Partnership. I also confirm that I have either consulted or have had the opportunity to consider with my personal advisors with respect to the investment I am making in the Partnership, and have otherwise conducted such investigations as I deem feasible and necessary to satisfy myself as to all material aspects concerning the Partnership and my investment, including tax matters, and that I now desire to confirm such investment without any guarantee of subsequent value. I further represent that my decision to invest has been made solely on the information contained in the Private Placement Memorandum.

(g) I understand and acknowledge that the units are subject to a mandatory drilling and completion, as outlined in the Private Placement Memorandum, that I will be obligated to pay. I understand and acknowledge that the failure to pay in a timely manner will constitute a default and the loss of my investment. Completion costs must be paid with 10 days of the notice and the mandatory drill stem testing assessment must be paid within 10 days or I will lose my entire investment by forfeiture.

(h) I specifically acknowledge that I understand that the Partnership's proposed business is speculative in nature and carries with it many risks that even a combination of experience, scientific information, and careful evaluation cannot always overcome, and my investment is subject to a **HIGH RISK OF LOSS**.

(i) The investor hereby constitutes and appoints the Managing Partner of this Partnership, with full power of substitution and re-substitution, the true and lawful attorney for the Investor for all matters related to partnership business. The Investor also constitutes and appoints the Managing Partner of this Partnership, with full power of substitution and re-substitution, to act as the Tax Matters Partner for the Partnership.

(j) I understand that no federal or state agency has made any finding or determination as to the fairness of this investment, nor any recommendation or endorsement of the Unit(s).

(k) I acknowledge that by signing this Subscription Agreement I am not waiving any rights I have under Federal and State securities laws.

(l) I represent and acknowledge that the amount of the investment which I am making in the Partnership is from funds which I have available for speculative investments and will not interfere in any respect with my long range investment plans, immediate family or personal obligations, and other commitments. I further represent I have adequate means of providing for my current needs, personal obligations, and contingencies without any need of liquidity or return of the investment I am making in the Partnership.

(m) I represent that I am a financially (check one)

(x) ACCREDITED INVESTOR

(__) NON-ACCREDITED INVESTOR

as set forth in the Private Placement Memorandum. I further represent that all of the information contained in the enclosed Investor Information Sheet was supplied by me and that it is true and correct.

(n) I understand and acknowledge that this Subscription may be accepted or rejected by the Managing Partner. If it is rejected, the original Subscription Agreement and the complete investment will be returned to the Investor within ten (10) business days. If it is accepted, a copy showing acceptance by the managing Partner will promptly be returned to the Investor.

(o) I understand and accept that all provisions of this Agreement are made in Barren County, Kentucky, and that venue and jurisdiction for all matters in dispute shall also be in Barren County, Commonwealth of Kentucky.

(p) I understand, confirm and accept all of the provisions of the Turnkey a Completion Agreement and Operating Contract.

(q) With the foregoing understanding and acknowledgments, I hereby affirm the purchase of my Unit(s). I understand that I have five (5) days after the acceptance of my subscription by the Partnership to exercise my Right of Rescission.

(r) Special Notice to Investors:

(1) IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE PERSON OR ENTITY CREATING THESE SECURITIES AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

(2) EACH INVESTOR IS HEREBY GIVEN AN OPPORTUNITY TO ASK QUESTIONS OF AND RECEIVE ANSWERS FROM THE OFFICERS AND DIRECTORS OF GENERAL PARTNER OR ANY PERSON ACTING ON THEIR BEHALF CONCERNING THE TERMS AND CONDITIONS OF THIS OFFERING AND TO OBTAIN ANY ADDITIONAL INFORMATION TO THE EXTENT GENERAL PARTNER POSSESSES SUCH INFORMATION (OR CAN ACQUIRE IT WITHOUT UNREASONABLE EFFORT AND EXPENSE) NECESSARY TO VERIFY THE ACCURACY OF THE INFORMATION CONTAINED IN THIS PRIVATE PLACEMENT MEMORANDUM. FURTHERMORE, THE GENERAL PARTNER HAS OR WILL HAVE VARIOUS DOCUMENTS CONNECTED WITH THE PROPOSED BUSINESS OF THE PROJECT.

(s) I further understand and agree that the terms and conditions that are set forth in the memorandum including the risks involved and the conditions set forth are referred to herein by reference and made a part hereof as if fully set forth herein.

(t) The undersigned hereby subscribed to __6.5_ Unit(s) at Fifteen Thousand ($15,000) Dollars (United States Dollars) per Unit. Enclosed with this subscription is my check in the amount of $__97,500.00___as my initial subscription at the rate of $15,000 per unit.

3 September 2010 **Alamo Energy Corp.**______________________
DATE INVESTOR

Allan Millmaker, Chief Executive Officer

3rd September 2010 ______________________
DATE SIGNATURE

____
~~PURCHASER REPRESENTATIVE (If any)~~

THE CHECK MUST BE IN THE EXACT AMOUNT OF THE UNIT(S) SUBSCRIBED, AND MADE PAYABLE TO BERRY PROSPECT #22-A

____
ACCEPTED:
BERRY RESOURCES, INC.
RALPH BERRY, PRESIDENT

Please issue the certificate or unit as follows:

NAME ALAMO ENERGY CORP

office ~~**Home**~~ **Address:** 10497 TOWN & COUNTRY WAY, SUITE 820

HOUSTON TEXAS 77024

City **State** **Zip**

Telephone (HOME) 832-200-4832

Telephone (ALTERNATE)

E-Mail allan@alamoenergycorp.com

Social Security Number or other Taxpayer Identification Number: 98-0489669

Name(s) of purchaser representative(s):

Allan Millmaker, Chief Executive Officer

If the Subscriber herein is a legal Entity please attach evidence of authority to executor this Subscription Agreement (Corporate Resolution . . . etc.) to follow.

OTHER INFORMATION: